1 Investor Presentation August 2015

2 Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Forward‐Looking Statements” in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2014, could cause the Company’s results in the future to differ materially from the forward‐looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, and terms and conditions of such acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2015). Forward-looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward‐looking statements made by, or on behalf of, the Company. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the most current press release and on our Investor Relations page of the website of the non-GAAP financial measures to the most directly comparable GAAP financial measures. A copy of the Company’s Form 10‐K, and other Carriage Services information and news releases, are available at www.carriageservices.com. Cautionary Statement on Forward Looking Statements and Disclosure of Non-GAAP Performance Measures

3 Who is Carriage Services? Our History • Founded in 1991 as a funeral home consolidator within the highly fragmented funeral industry. • IPO August 1996. • Rapidly grew by acquisition of funeral homes and cemeteries post IPO. • Participated in consolidation mania driven by cheap equity/debt during mid to late 1990’s. • Industry stock crash in 1999 led to restricted capital market access. • From 1999 to 2003 Carriage delevered the balance sheet and focused on Free Cash Flow generation. • From 2004 to 2011 Carriage innovated and evolved new concepts for operating and consolidating a highly fragmented industry. • Completed Board and Senior Leadership Transformation in November 2011, a continuing dynamic leadership upgrading process driven by the high performance concept of First Who, Then What!

4 Who is Carriage Services? Our Present • January 1, 2012 launched Five Year Carriage Good To Great Journey with the theme of Carriage Services 2012 — A NEW BEGINNING! • Evolved since 2012 into a High Performance Culture company that just happens to be in the funeral and cemetery industry. • Operating and Consolidation High Performance Culture Framework now in “sweet spot” as a Value Creation Investment Platform. Our Future • Funeral Home and Cemetery industry consolidation landscape highly favorable for Carriage to affiliate with best remaining independents in the best strategic markets. • Carriage is the right size with the right business models and right leadership at the right time for next 5 – 10 years to be our “time in the sun” as a public company.

5 Carriage’s Learning Journey $28.44 $1.50 $10.67 $1.53 Founded as an acquisition company to consolidate fragmented Funeral & Cemetery industry 1991 Public in ‘96, participated in EPS driven acquisition mania fueled by cheap equity/debt Conviction that Carriage had to become a good operating company before being a good consolidation company Completed Major Board and Senior Management transformation November 4th Implemented Funeral Standards Operating Model — Abandoned “Budget & Control” model of acquiring and operating funeral homes/cemeteries Ceased Acquisitions and instead acquired 15% CSV shares outstanding for $10 million Launched Five Year Carriage Good to Great Journey with a theme of 2012: A New Beginning 1996 1999 2003 2004 2008 2009 2011 2012 2015 Consecutive Years of Record Performance Acquired 19 businesses Refinanced Balance Sheet Continued Evolution of all elements of High Performance Culture Framework Industry market crash in 1999 forced a multi year deleveraging process-last equity raise August 1999 by STEI 2007 Created Strategic Acquisition Model & began to grow selectively Assumed control of trusts investment strategy and execution $24.03 $30 $20 $10 $0

6 Carriage Good To Great New Beginning in 2012

7 Standards Operating Model “Being The Best” Funeral and Cemetery Operating Company Eight Funeral and six Cemetery operating performance standards that when achieved lead to high and sustainable financial performance. Decentralized Entrepreneurial Operating Model places operational control with local Managing Partner. Incentive compensation for Managing Partners and their teams based on Standards Achievement. Funeral Standards Quantitative Metrics — 50% (short term) • 15% — Average Revenue Per Funeral Contract • 10% — Gross Margin Range % of Revenue • 12% — Salaries & Benefits Range % of Revenue • 3% — Bad Debt % of Revenue • 10% — EBITDAR Margin Range % Revenue Qualitative Metrics — 50% (long term) • 10% — Continuous Upgrading of Staff • 10% — Right Quality of Staff • 30% — Volume Growth — exceed 3 yr rolling average 100% — Standards Achievement Total (50% Minimum) Conejo Mountain Funeral Home & Memorial Park — Camarrillo, CA Funeral businesses (77% of revenue) grouped into 1 of 4 categories based on volume and averages 45% of Standards weighted for Revenue Growth 35% of Standards weighted for high Profit Margins 20% of Standards weighted for high People Quality 100% Standards Achievement Total

8 Strategic Acquisition Model Growth by Buying and Building a Portfolio Ten Year Vision: Affiliate with the best remaining independently owned funeral home and cemetery businesses in demographically attractive, large strategic markets. Carriage is an attractive succession planning option for owners of funeral homes and cemeteries due to: • Our Decentralized Standards Operating Model • Our Operational Support Center (Legal, HR, IT, Treasury, Business Analysis and Planning, Regulatory, Trust, etc.) Strategic Acquisition Model evaluates candidates by understanding owner history/motivation, market demographics, historical contract and financial information, reputation, issues of succession, etc. Strategic Ranking Criteria are highly predicative of future long term revenue growth and shareholder value creation. Final valuation and purchase price of acquisition candidates ensure Return on Invested Capital is greater than our Cost of Capital in early years and increases over time. Jacob Schoen & Son Funeral Home, New Orleans — Acquired May 2014 Qualitative Strategic Ranking Criteria Weighting 1. Seller Motivation Alignment 5% 2. Large Strategic Market 15% 3. Large Strategic Business 15% 4. 10 Years SS Volumes 15% 5. Average Revenue Per Contract 15% 6. Competitive Standing Trend 10% 7. Burial/Cremation Mix Trend 10% 8. Demographics Trends 5% 9. Institutional Brand Strength 5% 10. Barriers to Entry 5% TOTAL 100%

9 Carriage’s Good To Great Journey Valuation Remains Compelling • CSV trades at 14.4x Estimated Rolling 4 quarter Year EPS • CSV current Adjusted Free Cash Flow Yield ~10% November 4, 2011 Transition Date

10 Carriage Services, Inc. A Value Creation Investment Platform Demonstrated ability to leverage single digit Revenue growth rates into larger increases in Adjusted Consolidated EBITDA and Adjusted Diluted Earnings Per Share. 2011 – Q2 2015 Revenue CAGR: 7.7% Adj. Consolidated EBITDA CAGR: 9.6% Adj. Diluted EPS CAGR: 26.6% $182.3 $198.2 $213.1 $226.1 $236.5 $48.6 $52.6 $56.0 $61.7 $67.1 $0.64 $0.80 $0.98 $1.34 $1.46 26.6% 26.5% 26.3% 27.3% 28.4% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2011 2012 2013 2014 LTM Q2 2015 Total Revenue Adjusted Consolidated EBITDA Adjusted Diluted EPS Adjusted Consolidated EBITDA Margin % $ mi llio n s

11 Growing Adjusted Free Cash flow allows Carriage to fund the majority of acquisition activity or allocate to other investment options to generate returns for shareholders (internal growth capital expenditures, share repurchases, dividends). Carriage Services, Inc. A Value Creation Investment Platform $26.1 $22.9 $36.4 $38.6 $44.5 14.3% 11.6% 17.1% 17.1% 18.8% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2011 2012 2013 2014 LTM Q2 2015 Adjusted Free Cash Flow As a % of Revenue Adjusted Free Cash Flow: 16% CAGR $ mi llio n s

12 Relatively Fixed Overhead structure ensures Total Overhead growth at a slower rate versus Total Revenue so that most of acquired Field EBITDA falls to Adjusted Consolidated EBITDA. Carriage Services, Inc. A Value Creation Investment Platform $28.9 $30.3 $33.0 $34.1 $33.1 15.8% 15.3% 15.5% 15.1% 14.0% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 $33.0 $34.0 $35.0 2011 2012 2013 2014 LTM Q2 2015 Total Overhead Overhead as % of Revenue $ mi llio n s

13 Carriage Services, Inc. A Value Creation Investment Platform $48.6 $52.6 $56.0 $61.7 $67.1 4.7 5.1 4.5 5.0 4.7 2.8 3.4 2.9 2.7 2.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 2011 2012 2013 2014 LTM Q2 2015 Adj. Consolidated EBITDA Total Debt/Adj. Consolidated EBITDA (x) Senior Debt/Adj. Consolidated EBITDA (x) Improved Credit Metrics • Currently $155 million available liquidity on revolving credit facility • Shareholder Equity increased 49% to $188.6 million since 2011 $ mi llio n s

14 Carriage Services, Inc. A Value Creation Investment Platform History of Share Count Management • Repurchased 15% shares outstanding for $10 million in 2008–2009. • Repurchased 3.5% shares outstanding for $5.3 million in 2011–2012. • Recently announced new $25 million share repurchase program. • Low share count enables approx. $325,000 growth in EBITDA to equal $.01 EPS. • Lower outstanding shares at 6/30/15 than at 12/31/06 while revenues up 56.5%. 19,020 19,054 17,573 17,635 18,359 18,126 17,826 18,108 18,268 17,000 17,500 18,000 18,500 19,000 19,500 2007 2008 2009 2010 2011 2012 2013 2014 Q2 2015 Basic Shares Outstanding in 000’s

15 Preneed Trust Funds Trust Investment Strategy • Individual security analysis and selection with a focus on high yield fixed income and large cap equity investments. • Long term (3 - 5 year) investment horizon to match preneed liabilities and cemetery income requirements. • Investment discretion and permanent nature of capital allows Carriage to take advantage of market volatility. 173.4% 152.4% 160.4% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% 2009 2010 2011 2012 2013 2014 2015 CSV Discretionary Trust 70/30 HY/S&P 500 Benchmark S&P 500 Cumulative Investment Returns 2009 – 2015

16 (4.3) 36.7 25.8 19.7 12.0 13.7 7.1 10.2 14.8 14.7 17.0 18.8 19.0 9.4 110.7 (20.0) 0.0 20.0 40.0 60.0 80.0 100.0 120.0 (10.0) (5.0) 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2009 2010 2011 2012 2013 2014 2015 Discretionary Trust Net Income Carriage GAAP Financial Revenue Cumulative Discretionary Trust Net Income Recurring and Sustainable Financial Revenue Preneed Trust Funds $ mi llio n s $ mill io n s

17 Preneed Trust Funds Carriage Discretionary Trust Characteristics • Trust investment partnership structure allows for greater flexibility and simplified investment management. • SEC registered investment advisor subsidiary allows Carriage to receive fee from trusts for investment management ($1.4 million per year). • Carriage’s Financial Revenue is not correlated to short term market declines or gains. • 2008: S&P returned -37% while Carriage GAAP Trust Revenue increased.

18 • CEO Commitment: Mel Payne remains committed to long term leadership of Carriage. • As one of the Founders and only CEO in Carriage’s history, Mel recently announced a 10 year plan to remain CEO at least 5 years then Executive Chairman and has never been more excited about the future of our business. • Succession planning & leadership development is an ongoing process at Carriage. • Current Operations & Strategic Growth Leadership Team (OSGLT) of 10 active members is the youngest, most talented and aligned with Carriage’s Mission Statement and Guiding Principles in our history. • Non-GAAP Financial Reporting: Management & Board of Carriage believe that Non-GAAP financial reporting (i.e., adding back non-recurring and highly variable expenses) provides investors with the most accurate qualitative view of the current and future normalized earning power of the company. • Withdrawable Trust Income tracks the available cash to be withdrawn from certain overfunded Preneed Cemetery Trust Funds prior to delivery. • Accretion Discount on Convertible Notes represents non-cash GAAP expense due to equity component of Notes. • Since 2012, Leadership Upgrading and Balance Sheet activity led to the majority of one-time Non-GAAP items. We expect less of these one-time items in future years. Investor Perceptions

19 • GAAP Share Count Dilution from Convertible Notes: • Dilution occurs slowly — Full 20% at CSV share price of $53. • Flexibility of conversion settlement allows Carriage to manage actual shares outstanding. • Low cash interest cost, including syndicated bank debt, is accretive to Free Cash Flow, Shareholders Equity and Adjusted EPS. • Benefits that will continue to accrue to Carriage over the next 4 - 5 years. • Elevated Capital Expenditures in 2015: • Spending will moderate in 2016 and normalize in 2017. Increase in capital expenditures driven by: • Completion of 3 new funeral homes in 2015. • 2 will be built in Katy, TX & College Station, TX where we have strong existing brands. Katy (Houston suburb) was the fastest growing zip code in 2014. • Other is a relocation of a strong franchise in Fort Walton Beach, FL. • Opportunities to purchase previously leased properties. • Expect $13 million of real estate transactions from 2015-1H 2016. • Expect to purchase real estate in all future acquisitions. • Recently acquired businesses from SCI required capital investment. • Investor Perceptions

20 Carriage Services, Inc. A Value Creation Investment Platform Five Year Growth Scenario • Intention to provide investors with a “roughly right” range of future results as we execute our Strategic Acquisition and Standards Operating Models. • Not intended to be a management forecast or a prediction of future results. • “Roughly Right” range includes: • Incremental improvement of our current portfolio of funeral homes and cemeteries. • A scenario of future acquisition activity based on Carriage’s view of the current favorable acquisition landscape and the activities of our Corporate Development team. • Approximately 60–70% growth in Field EBITDA driven by acquisition activity. • We are committed to achieving our 5 year goals for long-term value creation. • We do not provide quarterly forecasts since we do not run our business on a quarter to quarter basis. • We firmly believe that long-term shareholder value is created by executing our Strategic Acquisition Model of buying good businesses at fair prices in demographically large strategic markets.

21 Carriage Services, Inc. A Value Creation Investment Platform $226,124 $277,254 $351,425 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 2014 2015 2016 2017 2018 2019 2020 5 Year Scenario - Revenue (in 00 0’ s)

22 Carriage Services, Inc. A Value Creation Investment Platform $61,653 $83,989 $111,954 26.0% 27.0% 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2014 2015 2016 2017 2018 2019 2020 5 Year Scenario - Adjusted Consolidated EBITDA Adjusted Consolidated EBITDA Adjusted Consolidated EBITDA Margin (in 00 0’ s)

23 Carriage Services, Inc. A Value Creation Investment Platform $24,794 $33,639 $46,594 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2014 2015 2016 2017 2018 2019 2020 5 Year Scenario - Adjusted Net Income Adjusted Net Income Adjusted Net Profit Margin (in 000 ’s)